SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
                    November 18, 2005 (November 18, 2005) `


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                            ADMIRALTY HOLDING COMPANY

             (Exact Name of Registrant as Specified in its Charter)


           Colorado                     0-7501                    83-0214117
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(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

              3318 Hwy 5, No. 504; Douglasville, Georgia 30135-2308
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                    (Address of principal executive offices)

                                  404-348-4728
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              (Registrant's telephone number, including area code)

                               Ruby Mining Company
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).




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OTHER EVENTS

ITEM 8. OTHER EVENTS

PLEASE BE ADVISED THAT EFFECTIVE NOVEMBER 21, 2005 ADMIRALTY HOLDING COMPANY AND ITS OPERATING SUBSIDIARY ADMIRALTY CORPORATION HAVE CHANGED THEIR ADDRESSES.

ALL CORRESPONDENCE AND OVERNIGHT PACKAGES TO ADMIRALTY HOLDING COMPANY AND ITS SUBSIDIARY ADMIRALTY CORPORATION SHOULD BE SENT TO:

ADMIRALTY HOLDING COMPANY
11715 FOX ROAD
SUITE 400, PMB 224
INDIANAPOLIS, IN 46236


THE ADDRESS FOR THE PRINCIPLE EXECUTIVE OFFICES REMAINS THE SAME:

ADMIRALTY HOLDING COMPANY
3318 HWY 5, NO. 504
DOUGLASVILLE, GA 30135-2308

THE TELEPHONE AND FAX NUMBERS REMAIN THE SAME AND ARE:
TOLL FREE: 877-948-7327
LOCAL: 404-348-4728
FAX: 877-948-7327



ITEM 8:  FD DISCLOSURES:

NAME CHANGE, SYMBOL CHANGE, NEW CUSIP NUMBER AND NO REASON TO
EXCHANGE CERTIFICATES

   o   (a) Please be advised that Ruby Mining Company has changed its name to:
       ADMIRALTY HOLDING COMPANY as disclosed in an 8-K file on November 7, 2005.

   o (b) Effective November 21, 2005 Ruby Mining Company will no longer trade under the OTCBB Symbol RUBM, but instead will trade as ADMIRALTY HOLDING COMPAY, under the new symbol ADMH.

   o   (c) Admiralty Holding Company's new CUSIP Number is

   o (d) Admiralty Holding Company is the holding company that owns 100% of Admiralty Corporation (the operating company) and 100% of Admiralty Marine Operations, Ltd ( Bahamian Company) which owns the New World Legacy, whose flag registration is Montego Bay, Jamaica.

   o (e) Please be advised also that all instruments, including stock certificates in the name of Ruby Mining Company, will be recognized as ADMIRALTY HOLDING COMPANY, and, there, it is not necessary to send to the company or its transfer agent to have the change noted.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            ADMIRALTY HOLDING COMPANY
                                            (Registrant)


Dated: November 18, 2005                    By     /s/   Murray D. Bradley, Jr.
                                                 -------------------------------
                                                 Murray D. Bradley, Jr.
                                                 Chief Financial Officer




























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